SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                               /X/

Filed by a party other than the registrant            / /

Check the appropriate box:

/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                          BEACON GLOBAL ADVISORS TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE
--------------------------------------------------------------------------------

                               IMPORTANT NEWS FOR
                      CRUELTY-FREE VALUE FUND (THE "FUND")
                                  SHAREHOLDERS

IN THE QUESTIONS AND ANSWERS SET OUT BELOW, WE HAVE PROVIDED YOU WITH A BRIEF OVERVIEW OF THE MATTER TO BE VOTED UPON. THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT PROVIDES MORE DETAILS CONCERNING THE MATTER, AND WE ENCOURAGE YOU TO READ IT CAREFULLY.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. On November 9, 1999, the Board of Trustees of your Fund met to consider the Fund's future prospects. At the conclusion of the meeting, the Board came to the reluctant conclusion that the Fund was not economically viable. Accordingly, the Board voted to close the Fund, wind up its affairs, and distribute the Fund's net assets to Fund shareholders. You are being asked to vote to approve the Board's decision to close the Fund.

Q.   WHY IS MY VOTE NEEDED IN ORDER TO CLOSE THE FUND?

A. The laws and regulations under which the Fund operates require that the shareholders of the Fund consent to the Fund's closing. The Board has decided that it will be in the best interests of the shareholders to close the Fund. However, the Board cannot act on this decision without your approval.

Q.   HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

A. If you vote to close the Fund, the Board will set a date for closure and all outstanding debts and expenses of the Fund through that date will be paid. The Fund will then calculate net asset value per share by dividing the total cash remaining in the Fund by the number of outstanding shares. Your shares will be redeemed at the calculated net asset value and the proceeds sent to you. You will also receive a statement from the Fund informing you of the details of your distribution; specifically interest, capital gains, return of capital etc. Once the assets of the Fund have been distributed, the Trust will file the necessary documents with the Securities and Exchange Commission and the State of Delaware terminating the existence of the Fund.

Q. ARE THERE ANY OUTSTANDING DEBTS OF THE FUND WHICH WILL NOT BE RESOLVED PRIOR TO THE FUND'S CLOSING?

A. No. The Fund will incur certain expenses associated with the winding-up of its affairs. These expenses will be related to the legal work needed to close the Fund, expenses of the Fund's independent auditors to audit the Fund's finances, and expenses incurred by the Fund's transfer agent to calculate the Fund's final net asset value and distribute the Fund's assets. The Fund has set aside money to pay each of these fees, and each entity that will provide final services to the Fund has agreed to accept as full payment the moneys set aside for their services.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including the independent members, recommend that you vote "Yes" to close the Fund and distribute all the net assets of the Fund to the shareholders.

Q.   WHAT HAPPENS IF THE SHAREHOLDERS OF THE FUND DO NOT VOTE TO CLOSE THE FUND?

A. Since the Fund's beginning, the Fund's investment adviser has voluntarily refrained from charging its normal fees to the Fund and has absorbed certain ongoing operating expenses of the Fund in order to hold the expenses paid by you to a set ratio. On or about November 1, 1999, the Adviser informed the Board that the Adviser would cease to absorb those expenses as of November 30, 1999. If the Shareholders vote not to close the Fund, the Fund will charge all fees and expenses to the Fund's account, and the expenses previously absorbed by the Adviser will be borne directly by you and your fellow shareholders instead.

     PLEASE BE AWARE THAT THESE FEES WILL HAVE A SUBSTANTIAL NEGATIVE IMPACT ON YOUR INVESTMENT. Without an investment adviser to absorb the Fund's ongoing expenses, and because the Fund is so small, these expenses will likely result in your investment seriously eroding in value over time.

Q.   DO ALL OF THE SHAREHOLDERS HAVE TO VOTE TO CLOSE THE FUND?

A. No. A simple majority of the outstanding shares of the Fund have to vote to close the Fund.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. The Trust is paying the costs of the Fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-800-892-9626.

--------------------------------------------------------------------------------

                                ABOUT THE BALLOT

Shown below is a sample of the ballot you will use to vote on the matter described above and hereafter in these proxy materials.

                                  PROXY/BALLOT

                   Thank you for mailing your ballot promptly!
           We appreciate your continuing support and look forward to
                     serving your future investment needs.

1. Approve the Board's decision to close the Fund, wind up its affairs, and distribute all of the Fund's net assets to the Fund's shareholders. To approve closing the Fund, choose "Yes". To keep the Fund open, choose "No". To refrain from voting, choose "Abstain".

     Yes                      No                       Abstain
     / /                      / /                      / /

SIGNATURE(S) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                      Date

X
--------------------------------------------------------------------------------
Signature                                                      Date

PLEASE VOTE TODAY!

Please vote on the issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Mark the Item - Yes, No or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with The Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David Ganley and Linda Coyne, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held January 7, 2000, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "YES" to the proposal set forth on this proxy. You may revoke your proxy at any time prior to the meeting by contacting the Trust. If you vote by proxy and then appear at the meeting, your proxy will be deemed to be revoked if you then vote in person at the meeting.

THE PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.
--------------------------------------------------------------------------------

Beacon Global Advisors Trust
4550 Montgomery Avenue, Suite 302 North
Bethesda, MD  20814

TELEPHONE 301-664-5600
                                                               December 20, 1999
Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, your Board of Trustees, after careful consideration, has decided to close your Fund, wind up the Fund's affairs, and distribute the net assets of the Fund to you and your fellow shareholders, subject to the approval of a majority of the shareholders of the Fund.

     We're sending this proxy statement to you because your vote is required in order to close the Fund.

     As you review these materials, please keep in mind that your Board of Trustees did not come to the decision to close the Fund lightly. In order for a Fund to be economically successful, it must have sufficient assets to readily absorb the expenses of managing the Fund. The Fund did not grow as expected, and after careful consideration, the Board concluded that the Fund's prospects for rapid growth were slim. The Fund's investment adviser had valiantly been absorbing many Fund expenses over the years, and the Adviser finally decided that it could not continue to do so. As a result, the expenses of the Fund, which are significant, would be borne by the relatively small number of existing shareholders. The Board decided that such a situation would not be in your best interests.

     Your Board of Trustees has unanimously approved the closing of the Fund and recommends that you approve its decision. I urge you to vote "Yes" on the proposal. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

Sincerely,

/s/ Richard A. Ollen
--------------------
Chairman
Beacon Global Advisors Trust

--------------------------------------------------------------------------------

                          BEACON GLOBAL ADVISORS TRUST
                        4550 Montgomery Avenue, Suite 302
                            North Bethesda, MD 20814
                             TELEPHONE 301-664-5600
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       JANUARY 7, 1999 AND PROXY STATEMENT
                                December 20, 1999

To the Shareholders:

You are invited to attend a special meeting of shareholders of the following series of The Beacon Global Advisors Trust (the "Trust"):

THE CRUELTY-FREE VALUE FUND  (THE "FUND")

The meeting will be held at 4550 Montgomery Avenue, Suite 302 North, Bethesda, MD 20814 on Friday, January 7, 2000 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To seek shareholder approval of the Board's decision to close the Fund, wind up its affairs, and distribute the net assets of the Fund to Fund shareholders.

The Board of Trustees has selected the close of business on December 1, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Trust for voting at the joint special meeting of shareholders be held on Friday, January 7, 2000 and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about December 22, 1999.

THE SERIES FUNDS. Beacon Global Advisors Trust (the "Trust") is a "series company", which means it is authorized to issue various series of shares (each series is commonly known as a mutual fund). The Trust currently offers a single series, The Cruelty-Free Value Fund (the "Fund").

The Trust offers only No-Load Class shares. Shares of the Fund represent a proportionate interest in the Fund.

You and your fellow shareholders of the Fund are being asked to vote on one item, approval of the closure of the Fund. The Board of your Fund recommends that you approve the closure of the Fund. The vote required to approve the Fund's closure is described under the section of this proxy statement entitled "Miscellaneous."

The Board has fixed the close of business on December 1, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. This means that even if you redeem your shares prior to the shareholder meeting, since you were a shareholder of record on December 1, 1999, you are entitled to vote on the proposal. As of December 1, 1999, the Fund had 62,097 shares issued and outstanding.

The following persons owned 5% or more of the Fund's total outstanding shares as of December 1, 1999:

NAME OF INVESTOR                   % OWNERSHIP               # SHARES
----------------                   -----------               --------

Bear Stearns Securities Corp.           33.76%                 21,264

Mr. C. Rueppell                          6.20%                  3,908

Exhibit "A" to this proxy contains unaudited financial information relating to the Fund's operations for its fiscal year ending November 30, 1999, and audited financial statements for its fiscal years ending on November 30, 1997 and 1998.

WHY THE  BOARD DECIDED TO CLOSE THE FUND

Introduction
------------

The Cruelty-Free Value Fund began investment operations on April 27, 1997. From the beginning of the Fund's existence, Beacon Global Advisors, Inc., the Fund's investment adviser (the "Adviser"), supported the Fund by waiving receipt of its fees and absorbing certain ongoing operating expenses of the Fund. The Adviser did this in order to hold the Fund's Total Annual Operating Expense Ratio to a maximum of 1.95% of total assets. Because of the Adviser's efforts, you paid 1.95% in total annual expenses each year. If the Adviser had not assisted the Fund, for the Fund's fiscal years ending on November 30, 1997, November 30, 1998 and November 30, 1999, Total Annual Fund Operating Expenses paid by you would have been, respectively: 29.69% for 1997, 12.79% for 1998, and 8.90% for 1999.

It is a common practice for an adviser to reimburse fund expenses for new funds. Until a new fund grows to a certain size and becomes self-sustaining, normal expenses incurred by the Fund in the course of its operations will often have a very detrimental effect on the Fund's total return performance. Advisers to new funds will absorb these "excess" expenses in order to hold down a fund's expense ratio and enhance the Fund's investment performance until the fund grows to a size where it can afford to absorb all its own expenses.

The Adviser undertook to waive its fees and absorb Fund expenses on a purely voluntary basis. The Adviser could cease its support of the Fund at any time by giving notice to the Board of Trustees. On November 1, 1999, the Adviser informed the Board that it would no longer support the Fund's expense ratios and that as of November 30, 1999, the Fund would have to bear all its ongoing expenses.

Board of Trustees Evaluation
----------------------------

At a regular meeting of the Board on November 9, 1999, the Board considered its options with respect to the Fund in light of the Adviser's announcement that it would soon cease its voluntary policy of waiving fees and absorbing expenses. The Board reviewed the financial history of the Fund, the historical growth of the Fund, its existing assets, and its prospects for future growth. The Board discussed at great length possible options for enhancing the growth prospects of the Fund and possible means of rapidly increasing the Fund's assets.

During its deliberations, the Fund questioned the Adviser at length concerning the Adviser's reasons for ceasing its waiver/reimbursement policy. The Adviser informed the Board that it had become economically unsound for the Adviser to continue to support the Fund financially, and in the Adviser's opinion, it was unlikely that the Fund would grow to a level where it could become self-sustaining in the foreseeable future. Accordingly, unless the Adviser ceased financially supporting the Fund, the financial drain on the Adviser would have an ongoing and indefinite negative impact on the Adviser.

The Board discussed at length the probable consequences to Fund shareholders of the Adviser's decision. IF THE FUND WERE TO CONTINUE ON ITS PRESENT COURSE, THE FUND'S SHAREHOLDERS WOULD BE SUDDENLY SUBJECTED TO A SIGNIFICANT INCREASE IN THEIR ONGOING EXPENSES. The only way to avoid such a consequence would be for another party to begin absorbing expenses, or for the Fund to receive substantial additional assets, or both. After extensive discussion, the Board concluded that neither option was likely to occur.

The Board then discussed the costs of closing the Fund. The Board was informed by Fund management that the Fund will incur certain expenses associated with the winding-up of its affairs. These expenses will be related to the legal work needed to close the Fund, expenses of the Fund's independent auditors to audit the Fund's finances, and expenses incurred by the Fund's transfer agent to calculate the Fund's final net asset value and distribute the Fund's assets. The Board directed Fund management and the Fund's administrator to set aside money to pay each of these fees. The Board then directed Fund management to seek the agreement of all necessary parties that will provide final services to the Fund to agree to accept as full payment the moneys set aside for their services.

The Board then sought the guidance of the Trust's independent auditors and transfer agent. Both offered their opinions concerning the financial viability of the Fund, the likely effects of a non-supported Fund on the shareholders, and their opinions with respect to the likelihood that the Fund would achieve rapid asset growth. Fund management was also questioned concerning the Fund's future prospects. All persons were of the opinion that the best available alternative for the Fund's shareholders was for the Board to close the Fund. The Board then discussed the options available to the Fund amongst themselves at great length. Throughout the review process the independent Trustees had the assistance of legal counsel.

The Board then discussed at length the consequences to the Fund and its shareholders if the Fund's shareholders failed to approve the Fund's closing. The Board discussed the matter among themselves and with the Fund's independent auditors, transfer agent, counsel and Fund management. THERE WAS UNANIMOUS AGREEMENT THAT IF THE SHAREHOLDERS FAILED TO APPROVE THE CLOSURE OF THE FUND, THE SHAREHOLDERS WOULD SUFFER AN IMMEDIATE AND SIGNIFICANT INCREASE IN THEIR ONGOING FEES, THERE WAS LITTLE LIKELIHOOD THAT SUCH FEES WOULD ABATE IN THE NEAR FUTURE, AND THE VALUE OF EACH SHAREHOLDER'S INVESTMENT WOULD VERY LIKELY ERODE SIGNIFICANTLY OVER TIME.

BOARD OF TRUSTEES ACTIONS AND RECOMMENDATIONS

The Board met on November 9, 1999 to consider the effect the Adviser's announcement would have on the Fund. At the end of their deliberations, the Board decided that the only viable alternative was to close the Fund. The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, the Fund, or any affiliated person thereof , unanimously voted to close the Fund, wind up its affairs, and distribute the net assets of the Fund to you and your fellow shareholders, subject to the approval of a majority of the Fund's outstanding shares.

With respect to the affairs of the Fund during the period prior to its closure, the Board took the following actions:

o The Board directed Fund counsel to draft and file a proxy solicitation seeking the approval of the Fund's shareholders to close the Fund;
o The Board directed the Fund's transfer agent, Declaration Service Company, to cease accepting new subscriptions for Fund shares and return any applications not yet processed to the investor(s);
o The Board directed the Fund's Adviser to immediately liquidate the Fund's investment portfolio to prevent any negative fluctuations in the Fund's Net Asset Value;
o The Board directed the Fund's management to notify all Fund service providers that the Fund would likely be closing, to cease all non-essential activities for the Fund, and to submit an estimate of final expenses for their services to the Fund;
o The Board directed the Fund's management to take all necessary steps to halt and/or terminate the Fund's securities registrations under the laws of the various states; and
o The Board directed the Fund's management to notify all Fund IRA accounts that the Fund would likely be closing and that such shareholders would need to choose an alternative investment for their IRA accounts.

Fund counsel was also directed to take the following actions if the Fund's shareholders approve the closure of the Fund:

o Prepare and file all documents as may be required to terminate the Trust and the Fund under the laws of the State of Delaware;
o Prepare and file all documents as may be required to terminate the Trust and the Fund under federal law, including but not limited to filing Form N-8f with the Securities and Exchange Commission; and
o Taking all other actions and doing all other things as may be required to accomplish the will of the Board and the shareholders of the Fund.

The Board recommends that shareholders vote YES to approve the closure of the Fund.

--------------------------------------------------------------------------------

OTHER INFORMATION

Miscellaneous
-------------

General
-------

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Trust, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Trust and/or the Adviser may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the party incurring the expense.

Service Providers
-----------------

The following entities provide certain essential services to the Fund:

ADVISER
-------
Beacon Global Advisors, Inc.
4550 Montgomery Avenue, Suite 302 North
Bethesda, MD  20814

PRINCIPAL UNDERWRITER
---------------------
Beacon Global Advisors, Inc.
4550 Montgomery Avenue, Suite 302 North
Bethesda, MD  20814

ADMINISTRATOR
-------------
Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA  19428

A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE TRUST AT 4550 MONTGOMERY AVENUE, SUITE 302 NORTH, BETHESDA, MD 20814, OR BY PHONING THE TRUST AT 1-800-662-9992.

Proposals Of Shareholders
-------------------------

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

Other Matters To Come Before The Meeting
----------------------------------------

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Voting, Quorum
--------------

Each share of the Fund is entitled to one vote on each matter submitted to a vote at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy, and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted YES on the single item on the proxy. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Closing the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of:

(1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(2)  more than 50% of the outstanding shares of the Fund.

The Declaration of Trust and By-Laws of The Trust provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. The Board of Trustees of The Trust recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,
Richard A. Ollen
Chairman

                                    EXHIBIT A

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                              FINANCIAL HIGHLIGHTS

The following sets forth information for THE CRUELTY FREE VALUE FUND regarding per share income and capital changes for its fiscal year ending on November 30, 1999. This financial information has not yet been audited. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 1999 Annual Report to Shareholders, which are currently under review by the Fund's auditors, Sanville & Company, and which will be available to you on or about January 31, 2000.

                                                                   Year Ended
                                                                   November 30,
                                                                       1999
                                                                    ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                                                 $    27.31
Investment Operations:
         Net Investment Income                                           (0.39)
         Net realized and unrealized
         Gain (Loss) on Investments                                       0.02
                                                                    ----------
         Total From Investment Operations                                (0.37)

Distributions:
         From Net Investment Income                                       0.00
         From Net Realized Capital Gains                                  0.00
                                                                    ----------
         Total Distributions                                              0.00

Net Asset Value, End of Period                                      $    26.94
Total Return                                                             (1.35)%
Ratios/Supplemental Data
Net Assets, end of period (in 000's)                                $    1,697
Ratio of expenses to average net assets
         Before Expense Reimbursement                                     8.90%
         After Expense Reimbursement                                      2.69%
Ratio of investment income to average net assets
         Before Expense Reimbursement                                    (7.51)%
         After Expense Reimbursement                                     (1.30)%

Portfolio Turnover Rate                                                  19.27%

The following sets forth information for THE CRUELTY FREE VALUE FUND regarding per share income and capital changes for its fiscal year ending on November 30, 1998 and for the period of commencement of operations to November 30, 1997, which have been audited by Johnson Lambert & Co., independent accountants, whose unqualified report on the November 30, 1997 financial statements appears in the Fund's Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 1998 Annual Report to Shareholders which are incorporated by reference into the Statement of Additional Information.

                                                                 April 29, 1997*
                                                   Year Ended       Through
                                                  November 30,    November 30,
                                                      1998            1997
                                                   ----------      ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                                $    27.96      $    25.00

Investment Operations:
         Net Investment Income                          (0.09)          (0.05)
         Net realized and unrealized
         Gain (Loss) on Investments                     (0.26)           3.01
         Total From Investment Operations               (0.35)           2.96

Distributions:
         From Net Investment Income                      0.00           _____
         From Net Realized Capital Gains                (0.30)          _____
         Total Distributions                            (0.30)           0.00

Net Asset Value, End of Period                     $    27.31      $    27.96
Total Return                                            (1.23%)       11.84%1
Ratios/Supplemental Data
Net Assets, end of period (in 000's)               $    1,665      $    1,168
Ratio of expenses to average net assets
         Before Expense Reimbursement                   12.79%        29.69%2
         After Expense Reimbursement                     1.95%         1.95%2
Portfolio Turnover Rate                                 21.70%        15.06%1

*Commencement of investment operations
1.   Not Annualized
2.   Annualized

                                  PROXY/BALLOT

                   Thank you for mailing your ballot promptly!
           We appreciate your continuing support and look forward to
                     serving your future investment needs.

1. Approve the Board's decision to close the Fund, wind up its affairs, and distribute all of the Fund's net assets to the Fund's shareholders. To approve closing the Fund, choose "Yes". To keep the Fund open, choose "No". To refrain from voting, choose "Abstain".

     Yes                      No                       Abstain
     / /                      / /                      / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                      Date

X
--------------------------------------------------------------------------------
Signature                                                      Date

PLEASE VOTE TODAY!

Please vote on the issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Mark the Item - Yes, No or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with The Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David Ganley and Linda Coyne, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held December 30, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "YES" to the proposal set forth on this proxy. You may revoke your proxy at any time prior to the meeting by contacting the Trust. If you vote by proxy and then appear at the meeting, your proxy will be deemed to be revoked if you then vote in person at the meeting.

THE PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.